EXHIBIT 10.1




                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT AND RESTATEMENT of the Credit Agreement referred to below (this "Amended and Restated Credit Agreement"), is made and entered into as of this ____ day of December, 1997 by and among THE SPORTS AUTHORITY, INC., a corporation organized under the laws of Delaware (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto, the Lenders (including certain of the Existing Lenders, as defined below) who are or may become party to this Amended and Restated Credit Agreement (the "Lenders"), FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of Florida), as the administrative agent (the "Agent") for the Lenders and FLEET NATIONAL BANK, as Co-Agent.

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement dated as of April 26, 1995, as amended, restated or otherwise modified prior to the date hereof (the "Credit Agreement"), by and among the Borrower, the lenders party thereto (the "Existing Lenders"), the Agent, Pearl Street, L.P., as Syndication Agent, and Bank of Montreal, as Co-Agent, the Existing Lenders have extended certain credit facilities to the Borrower pursuant to the terms thereof.

         The Borrower has requested that the Lenders (including certain of the Existing Lenders) enter into this Amended and Restated Credit Agreement for the purpose of (i) extending the term of the Credit Agreement for an additional period of 364 days, (ii) increasing the Commitment Amount (as defined in the Credit Agreement) from $100 million to $150 million and (iii) further amending the Credit Agreement on the terms and conditions set forth more fully below.

         Pursuant to the terms hereof, the Lenders have agreed to enter into this Amended and Restated Credit Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized undefined terms used in this Amended and Restated Credit Agreement shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.

                  SECTION 2.1. The preamble and recitals of the Credit Agreement are hereby deleted in their entirety and replaced with the preamble and Statement of Purpose of this Amended and Restated Credit Agreement.

                  SECTION 2.2. SECTION 1.1 of the Credit Agreement is hereby amended by deleting the defined term "SYNDICATION AGENT". Additionally, each reference in the Credit Agreement to the Syndication Agent (including any such references incorporated herein pursuant to Section 6 hereof) shall be deemed to refer to the Agent.

                  SECTION 2.3. SECTION 1.1 of the Credit Agreement is hereby amended by deleting the defined terms referenced below and replacing such deleted defined terms with the corresponding defined terms set forth below:

                  "'DOMESTIC SUBSIDIARY' means any Subsidiary of the Borrower organized under the laws of the United States or any state or other political subdivision thereof or any other Subsidiary of the Borrower with respect to which more than 10% of its assets, revenues or earnings before interest and taxes are located in, or derived from, operations in territories of the United States; PROVIDED that, notwithstanding any of the foregoing to the contrary, for the purposes hereof, Subsidiaries of the Borrower formed under the laws of Puerto Rico shall not be Domestic Subsidiaries".

                  "'CO-AGENT' means Fleet National Bank, in its capacity as Co-Agent hereunder."

                  "'COMMITMENT AMOUNT' means, on any date, (a) with regard to all Lenders, $150,000,000 or (b) with regard to any Lender, the amount set forth opposite such Lender's name on SCHEDULE
                  1.1 to the Amended and Restated Credit Agreement, each amount as may be reduced from time to time pursuant to SECTION 2.2."

                  "'COMMITMENT TERMINATION DATE' means the earliest of

                           (a) April 26, 1999;

                           (b) the date on which the Commitment Amount is
                  terminated in full or reduced to zero pursuant to SECTION 2.2; and

                           (c) the date on which any Commitment Termination
                  Event occurs."

                  "COMPLIANCE CERTIFICATE' means a certificate substantially in the form of EXHIBIT G to the Amended and Restated Credit Agreement."

                  "'NOTE' means an amended and restated promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A to the Amended and Restated Credit Agreement (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and all other promissory notes accepted from time to time in substitution therefor or renewal thereof."

                  "'PERCENTAGE' means, relative to any Lender, the percentage set forth opposite such Lender's name on SCHEDULE 1.1 to the Amended and Restated Credit Agreement or as set forth in the Lender Assignment Agreement to which it became a Lender, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11."

                  "'STATED MATURITY DATE' means April 26, 1999."

                  "'THIRD YEAR OF THE AGREEMENT'" means the period from (but excluding) the second anniversary of the Effective Date to (and including) the Stated Maturity Date."

                  SECTION 2.4. SECTION 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the correct alphabetical order:

                  "'AMENDED AND RESTATED CREDIT AGREEMENT' means the Credit Agreement as amended and restated on the Amendment and Restatement Effective Date."

                  "'AMENDMENT AND RESTATEMENT EFFECTIVE DATE' means the date on which the conditions to effectiveness set forth in SECTION 3 of the Amended and Restated Credit Agreement are satisfied, as determined by the Agent."

                  SECTION 2.5. SECTION 2.3 and SECTION 2.4 of the Credit Agreement are hereby amended by deleting each reference to "1:00 p.m." contained therein and replacing such deleted text with "2:00 p.m." and by deleting each reference to "11:00 a.m." contained therein and replacing such deleted text with "1:00 p.m."

                  SECTION 2.6. SECTION 2.6 of the Credit Agreement is hereby amended by deleting the first sentence of such SECTION 2.6 and inserting the following in lieu thereof:

                  "Each Lender's Loans under its Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Commitment Amount as of the Amendment and Restatement Effective Date."

                  SECTION 2.7. SECTION 4.10 of the Credit Agreement is hereby amended by deleting the first clause of such Section 4.10 (the text prior to and including the semicolon) and replacing such deleted clause with the following text:

                  "The Borrower shall be permitted to use the proceeds of Loans hereunder for working capital and general corporate purposes;"

                  SECTION 2.8. SECTION 7.1.7 of the Credit Agreement is hereby amended as follows:

                           (a) The heading of Section 7.1.7 shall be deleted and
                  replaced with the following heading:

                  "ADDITIONAL SECURITY REGARDING FUTURE SUBSIDIARIES AND EXISTING SUBSIDIARIES."

                           (b) The introductory clause of such Section 7.1.7
                  shall be deleted and replaced with the following text:

                                    "Without limiting the effect of any
                                    provision contained herein (including
                                    SECTION 7.2.5):

                                    (i) upon any Person becoming either a direct or indirect Domestic Subsidiary of the Borrower, the Borrower or such Subsidiary, as the case may be, shall comply with the provisions of paragraphs (a), (b) and (c) below;

                                    (ii) upon any Person becoming either a
                                    direct or indirect foreign Subsidiary of the Borrower, other than a direct or indirect foreign Subsidiary of the Borrower formed solely to hold or enhance the Borrower's trademark rights (any such Subsidiary, a "Foreign Trademark Subsidiary"), the Borrower or such Subsidiary, as the case may be, shall comply with all the provisions of paragraphs (b) and (c) below;

                                    (iii) upon any date on which any existing
                                    Foreign Trademark Subsidiary is or becomes obligated in respect of more than $1,000,000 in intercompany loans in the aggregate, the Borrower or such Subsidiary, as the case may be, shall comply with the provisions of paragraphs (b) and (c) below applicable to the execution and pledging of Intercompany Notes to the extent the aggregate amount of all intercompany loans to such Foreign Trademark Subsidiary exceed $1,000,000;

                                    (iv) upon any date on which any existing
                                    Foreign Trademark Subsidiary engages in
                                    activities other than solely holding or
                                    enhancing the Borrower's trademark rights, the Borrower or such Subsidiary, as the case may be, shall comply with the provisions of paragraphs (b) and (c);

                                    (v) upon any date on which the aggregate amount of Investments by the Borrower or any Subsidiary Guarantor in Mega Sports Co., Ltd. ("Mega Sports"), by way of contributions to capital or the incurrence of Contingent Liabilities at any time outstanding exceeds $30,000,000, the Borrower shall comply with the provisions of paragraph (c)(i) below; and

                                    (vi) upon any date on which the aggregate outstanding principal amount of all intercompany loans owed by Mega Sports to the Borrower or any Subsidiary Guarantor exceeds $5,000,000, the Borrower shall comply with the provisions of paragraphs (b) and (c)(ii) below, and shall cause Mega Sports to comply with the provisions of paragraph (b) below, with respect to such intercompany loans;"

                  SECTION 2.9. SECTION 7.2.2 of the Credit Agreement shall be amended by deleting the period at the end of clause (iv) of such SECTION 7.2.2 and substituting the following text in lieu thereof:

                                    "; and

                                    (v) the ratio of Indebtedness to Tangible
                                    Net Worth set forth above shall be
                                    calculated by excluding Indebtedness of Mega
                                    Sports to any party other than the Borrower or any of the Subsidiary Guarantors; PROVIDED that such Indebtedness is Non-recourse to the Borrower or any Subsidiary Guarantor. For purposes hereof, such Indebtedness shall be "Non-recourse" to the Borrower or any Subsidiary Guarantor so long as (A) neither the Borrower nor any Subsidiary Guarantor guarantees such Indebtedness, provides any credit support or collateral security with regard to such Indebtedness, or is directly or indirectly liable in any way for such Indebtedness and
                                    (B) no default or event of default with
                                    respect to such Indebtedness would permit under any circumstance any holder (other than the Agent and Lenders) of any Indebtedness of the Borrower or any Subsidiary Guarantor to declare a default on such Indebtedness of the Borrower or any Subsidiary Guarantor or cause the payment thereof to be accelerated or payable prior to its stated maturity."

                  SECTION 2.10. SECTION 7.2.4 of the Credit Agreement is amended:

                           (a) By deleting subsection (a) thereof and replacing
                  such deleted subsection (a) with the following:

                                    "(a) its Tangible Net Worth to be at any time less than the sum, at such time, of (i) $220,000,000 PLUS (ii) 50% of the consolidated net income of the Borrower and its Subsidiaries for the last two Fiscal Quarters of the Fiscal Year ending January 25, 1998 PLUS (iii) 50% of the consolidated net income of the Borrower and its Subsidiaries for each Fiscal Year thereafter, in each case, as shall have been completed on or prior to such time (with no reduction for net losses, if any, for each such Fiscal Year)."

                           (b) By deleting subsection (b) thereof and replacing
                  such deleted subsection (b) with the following:

                                    "(b) its Fixed Charge Coverage Ratio to be less than 1.70 to 1.00 as of the end of any Fiscal Quarter."

                  SECTION 2.11. SECTION 7.2.15 of the Credit Agreement shall be amended by inserting the following text at the end of such SECTION 7.2.15:

                                    "Nothing in this SECTION 7.2.15 shall
                                    preclude any merger of ISI with the Borrower or any Domestic Subsidiary of the Borrower pursuant to SECTION 7.2.8; PROVIDED that at no time shall the Borrower or any Subsidiary thereof permit any Lien upon any of the intellectual property rights and licensing rights of ISI existing on the Amendment and Restatement Effective Date, other than Liens pursuant to the Loan Documents."

                  SECTION 2.12. SECTION 10.2 of the Credit Agreement shall be amended by inserting the phrase "or, if to the Agent or any Lender, the address set forth opposite the Agent's or such Lender's name, as applicable, on SCHEDULE
1.1 of the Amended and Restated Credit Agreement," immediately following the phrase "below its signature page hereto."

                  SECTION 2.13. SECTION 10.11.1(A) of the Credit Agreement shall be amended by inserting the phrase "or with the consent of the Agent after the occurrence and during the continuation of any Default or Event of Default," at the end of the clause contained in the parentheses contained in such subsection
(a).

                  SECTION 2.14. SECTION 10.11.2 of the Credit Agreement shall be amended by inserting the phrase "in a minimum amount of at least $5,000,000" immediately following the phrase "participating interest" contained in the first sentence of such SECTION 10.11.2, and shall further be amended by inserting the phrase ", unless such Participant is an Affiliate of such Lender," immediately following the phrase "Each Lender agrees that" which begins the second to last sentence of Section 10.11.2.

         SECTION 3.OTHER AGREEMENTS.

                  SECTION 3.1. The Agent and the Lenders hereby agree that any prior non-compliance by the Borrower or any Subsidiary thereof under SECTION
7.1.7 of the Credit Agreement with regard to any Foreign Trademark Subsidiary shall not constitute a Default or Event of Default under the Credit Agreement.

                  SECTION 3.2. Each Lender party hereto agrees promptly return its existing promissory note to the Borrower marked "canceled" upon receipt by such Lender of its original amended and restated Note hereunder.

         SECTION 4.CONDITIONS TO EFFECTIVENESS. The Amended and Restated Credit Agreement shall become effective on the date on which each of the following conditions shall have been satisfied as determined by the Agent:

                  SECTION 4.1. EXECUTED AGREEMENT; COMMITMENTS.

                           (i) The Agent shall have received a copy of this
                  Amended and Restated Credit Agreement executed by each of the parties hereto; and

                           (ii) the Commitment Amount, after giving effect to
                  this Amended and Restated Credit Agreement shall equal $150,000,000.

                  SECTION 4.2. SECRETARY'S CERTIFICATES. the Agent shall have received from each Obligor (other than The Sports Authority Puerto Rico, Inc.) a certificate dated as of the date hereof, of its Secretary or Assistant Secretary certifying that included therein, or attached thereto is each of the following:

                           (i) resolutions duly adopted by its Board of
                  Directors then in full force and effect authorizing the execution, delivery and performance of, in the case of the Borrower, this Agreement, the Notes and each other Loan Document to be executed by it and, in the case of each other Obligor, each Loan Document to be executed by it;

                           (ii) a certification of the incumbency and signatures
                  of those of its officers authorized to act with respect to, in the case of the Borrower, this Agreement, the Notes and each other Loan Document executed by it, and, in the case of each other Obligor, each Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate; and

                           (iii) a true and complete copy of such Obligor's
                  articles of incorporation and all amendments thereto, certified as of a recent date, with regard to the articles of incorporation of the Borrower and its Domestic Subsidiaries only, by the appropriate governmental authority in such Obligor's state of incorporation and a true and complete copy of such Obligor's bylaws in effect as on the date of such certification.

                  SECTION 4.3. DELIVERY OF NOTES. The Agent shall have received, for the account of each Lender, its Notes duly executed and delivered by the Borrower.

                  SECTION 4.4. OPINIONS OF COUNSEL. The Agent shall have received opinions, dated as of the date hereof, the Effective Date and addressed to the Agent and all Lenders, from Morgan, Lewis & Bockius, LLP, counsel to the Borrower and its Domestic Subsidiaries, and Blake, Cassells & Graydon counsel to The Sports Authority Canada, Inc., each in form and substance satisfactory to the Agent.

                  SECTION 4.5. UCC-1 FINANCING STATEMENTS. The Agent shall be satisfied, in its sole discretion, that all UCC-1 financing statements previously filed in connection with the closing of the Credit Agreement continue to be legally sufficient to perfect the liens granted for the benefit of the Lenders under any Loan Document.

                  SECTION 4.6. PAYMENT OF EXPENSES. The Agent and Agent's counsel, as applicable, shall have received all amounts due and payable pursuant to SECTION 10.3(B) of the Credit Agreement and SECTION 7 of the Amended and Restated Credit Agreement.

                  SECTION 4.7. ANCILLARY DOCUMENTS. The Agent shall have received all information, approvals, opinions, certificates or documents directly relating to the foregoing as the Agent may reasonably request.

         SECTION 5. REPRESENTATIONS AND WARRANTIES; NO DEFAULT.

                  SECTION 5.1. By its execution hereof, the Borrower hereby certifies on behalf of itself and each of its Subsidiaries that each of the representations and warranties set forth in the Credit Agreement (excluding, however, those contained in SECTION 6.7 of the Credit Agreement) and the other Loan Documents is true and correct as of the date hereof (unless such representations and warranties are stated to relate solely to an earlier date), in which case such representations and warranties shall be true and correct as of such earlier date as if fully set forth herein; PROVIDED, that the representations and warranties contained in SECTION 6.5 of the Credit Agreement shall be deemed to relate to the October 26, 1997 financial information delivered to the Agent and Lenders.

                  SECTION 5.2. As of the date hereof, and after giving effect to the agreement set forth in Section 3.1 hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement and, after giving effect to the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing under the Amended and Restated Credit Agreement.

                  SECTION 5.3. Except as previously disclosed by the Borrower to the Agent and the Lenders pursuant to SECTION 6.7;

                  (a) no labor controversy, litigation, arbitration or governmental investigation or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, financial condition or properties or which purports to affect the legality, validity or enforceability of the Amended and Restated Credit Agreement, the Notes or any other Loan Document; and

                  (b) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding previously disclosed pursuant to SECTION 6.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, financial condition or properties of the Borrower and its Subsidiaries.

         SECTION 6. LIMITED AMENDMENT AND RESTATEMENT. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect (including all monetary limitations and other restrictions applicable to the Borrower and its Subsidiaries and Affiliates) as in existence immediately prior to the date hereof. This Amended and Restated Credit Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Amended and Restated Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

         SECTION 7. INCORPORATION. All terms and conditions of the Credit Agreement (including all Exhibits and Schedules thereto), as modified by SECTION 2 hereof, are hereby amended and restated and incorporated herein by this reference thereto as if expressly restated herein in their entirety. Upon the date hereof, all outstanding Obligations shall become Obligations hereunder and the Credit Agreement shall be replaced and superseded by this Amended and Restated Credit Agreement. On the Amendment and Restatement Effective Date, (i) all loans under the Credit Agreement ("Existing Loans") made by any Existing Lender who is not a Lender hereunder (any such Lender, a "Former Lender") shall be repaid in full and the commitments and other obligations and (except as expressly set forth in the Credit Agreement) rights of such Former Lender shall be terminated, (ii) all outstanding Existing Loans shall be deemed Loans hereunder and the Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Amendment and Restatement Effective Date, reflect the Commitments of the Lenders hereunder,
(iii) there shall have been paid in cash in full all accrued but unpaid interest due on the Existing Loans to but excluding the Amendment and Restatement Effective Date, and (iv) there shall have been paid in cash in full all accrued but unpaid fees under the Credit Agreement due to but excluding the Amendment and Restatement Effective Date, and all other amounts, costs and expenses then owing to any of the Former Lenders and/or any of the Agent, Syndication Agent or Co-Agent, in any such capacity, under the Credit Agreement as in effect immediately prior to the Amendment and Restatement Effective Date, in each case to the satisfaction of such Person, regardless of whether or not such amounts would otherwise be due and payable at such time pursuant to the terms of the Credit Agreement.

         SECTION 8. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Amended and Restated Credit Agreement, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 9. CONFIRMATION OF GUARANTY AND PLEDGE, SECURITY AND ASSIGNMENT AGREEMENTS. (a) Each of the Subsidiary Guarantors hereby acknowledges and consents to the terms of this Amended and Restated Credit Agreement and confirm that their respective obligations under the Guaranty shall remain in full force and effect and shall secure the Obligations of the Borrower under this Amended and Restated Credit Agreement, (b) the Borrower hereby confirms that its obligations under the Pledge, Security and Assignment Agreement shall remain in full force and effect and shall secure the Obligations of the Borrower under this Amended and Restated Credit Agreement and (c) each party hereto acknowledges and consents to the terms of this Amended and Restated Credit Agreement and confirms the validity and enforceability of each Loan Documents.

         SECTION 10. GOVERNING LAW. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 11. COUNTERPARTS. This Amended and Restated Credit Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date and year first above written.


                                          BORROWER:

[CORPORATE SEAL]                          THE SPORTS AUTHORITY, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------





AGREED TO AND ACKNOWLEDGED BY:


                                          SUBSIDIARIES OF THE BORROWER:

[CORPORATE SEAL]                          AUTHORITY INTERNATIONAL, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


[CORPORATE SEAL]                          INTELLIGENT SPORTS, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                           [Signature Pages Continue]

[CORPORATE SEAL]                          OSR, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


 [CORPORATE SEAL]                         THE SPORTS AUTHORITY CANADA,
                                          INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


[CORPORATE SEAL]                          THE SPORTS AUTHORITY FLORIDA,
                                          INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


[CORPORATE SEAL]                          THE SPORTS AUTHORITY MICHIGAN,
                                          INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                           [Signature Pages Continue]

                                          FIRST UNION NATIONAL BANK


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                           [Signature Pages Continue]

                                          FLEET NATIONAL BANK


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                           [Signature Pages Continue]

                                          COMERICA BANK


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                          [Signature Pages Continue]

                                          THE BANK OF NEW YORK


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                           [Signature Pages Continue]

                                          THE DAI-ICHI KANGYO BANK, LIMITED
                                          ATLANTA AGENCY


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                           [Signature Pages Continue]

                                          SUNTRUST BANK, SOUTH FLORIDA, N.A.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                           [Signature Pages Continue]

                                          UNION BANK OF CALIFORNIA, N.A.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                           [Signature Pages Continue]

                                          WACHOVIA BANK, N.A.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------



                           [Signature Pages Continue]

                                          BANK OF MONTREAL


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                           [Signature Pages Continue]

                                          THE FUJI BANK AND TRUST COMPANY


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                           [Signature Pages Continue]

                                          CORESTATES BANK, N.A.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                                  SCHEDULE 1.1


---------------------------------------------------------------------------------- -----------------------------------------
           LENDERS                                     COMMITMENT AMOUNT                     COMMITMENT PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
First Union National Bank
One First Union Center
301 South College Street, 10th Floor                     $22,500,000                                 15%
Charlotte, NC  28288-0608
Attention:  Syndication
         Agency
Telephone:  383-0281
Facsimile:  383-0288
---------------------------------------------------------------------------------------------------------------------------
Fleet National Bank                                      $20,000,000                            13.3333333334%
One Federal Street
Boston, MA  03110
Attention:  Michael Araujo
Telephone:  (607) 346-0601
Facsimile:  (607) 346-0689
---------------------------------------------------------------------------------------------------------------------------
Comerica Bank                                            $17,500,000                            11.6666666667%
U.S. Banking East
500 Woodward Avenue, 9th Floor
MC 3280
Detroit, MI  48275-3280
Attention: Venus C. Moses
Telephone:  (313) 222-3319
Facsimile:  (313) 222-3330
---------------------------------------------------------------------------------------------------------------------------
The Bank of New York                                     $12,500,000                            8.3333333333%
1 Wall Street  8th Floor
New York, NY  10286
Attention:  Paula Regan
Telephone:  (212) 635-7867
Facsimile:  (212) 635-1483
---------------------------------------------------------------------------------------------------------------------------
The Dai-Ichi Kangyo Bank, Limited                        $12,500,000                            8.3333333333%
Atlanta Agency
Marquis Two Tower, Suite 2400
285 Peachtree Center Avenue, N.E.
Atlanta, Georgia  30303
Attention: Percy Lee,
Assistant Vice President
Telephone:  (404) 581-0200
Facsimile:  (404) 222-9556
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
SunTrust Bank, South Florida,                            $12,500,000                            8.3333333333%
N.A. 501 E. Las Olas Blvd.
7th Floor - Corp.
Ft. Lauderdale, FL  33301
Attention:  Jennifer Campbell,
Loan Operations Supervisor
Telephone:  (954) 765-7316
Facsimile:  (954) 765-7277
---------------------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A.                           $12,500,000                            8.3333333333%
350 California St.
San Francisco, CA  94104
Attention:  Rick Sutter,
Vice President
Telephone:  (415) 705-7090
Facsimile:  (415) 705-7085
---------------------------------------------------------------------------------------------------------------------------
Wachovia Bank, N.A.                                      $12,500,000                            8.3333333333%
191 Peachtree Street
Mail Code GA 3940
Atlanta, GA  30303
Attention:  Karen Mathews,
Account Manager
Telephone:  (404) 332-5149
Facsimile:  (404) 332-5016
---------------------------------------------------------------------------------------------------------------------------
Bank of Montreal                                         $10,000,000                            6.6666666667%
115 South LaSalle Street
11th Floor West
Chicago, Illinois  60603
Attention:  Ninta Arenas,
Officer, Client Services
Telephone:  (312) 750-3453
Facsimile:  (312) 750-4345
---------------------------------------------------------------------------------------------------------------------------
The Fuji Bank and Trust Company                          $10,000,000                            6.6666666667%
2 World Trade Center
New York, NY  10048
Attention:  Mark Heberer,
Associate
Telephone:  (212) 898-2019
Facsimile:  (212) 488-8216
---------------------------------------------------------------------------------------------------------------------------
CoreStates Bank, N.A.                                     $7,500,000                                  5%
1345 Chestnut Street
Philadelphia, PA  19101-7618
Attention:  Susan McKenna
Telephone:  (215) 973-3643
Facsimile:  (215) 973-7671
---------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            AMENDED AND RESTATED NOTE

$                                                           December ___, 1997
 -------------------------


         [THIS PROMISSORY NOTE REPLACES BUT DOES NOT EXTINGUISH THE OBLIGATIONS OF THE BORROWER UNDER THE PROMISSORY NOTE DATED APRIL 26, 1995 EXECUTED BY THE BORROWER IN FAVOR OF THE LENDER REFERRED TO BELOW.]

         FOR VALUE RECEIVED, the undersigned, THE SPORTS AUTHORITY, INC., a Delaware corporation (the "Borrower"), unconditionally promises to pay to the order of (the "LENDER") on the Stated Maturity Date, the principal sum of ___________________________ DOLLARS ($ ___________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of December __, 1997 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and First Union National Bank, as administrative agent.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

         This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby irrevocably authorizes the Lender to make (or cause to be made) appropriate notations on the grid attached to this Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to, the Loans evidenced hereby. Such notations shall be presumed correct and binding on the Borrower absent demonstrable error; provided, however, that the failure of the Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN CHARLOTTE, NORTH CAROLINA BUT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                          THE SPORTS AUTHORITY, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                                          By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                   ----------------------------


                          LOANS AND PRINCIPAL PAYMENTS

------------------- ------------------------------------ ------------------------- --------------------------------
                              AMOUNT OF LOAN                                                  AMOUNT OF
                                   MADE                                                   PRINCIPAL REPAID
------------------- ------------------------------------ ------------------------- --------------------------------
                          BASE               LIBO            INTEREST PERIOD            BASE             LIBO
       DATE               RATE               RATE            (IF APPLICABLE)            RATE             RATE
------------------- ------------------ ----------------- ------------------------- ---------------- ----------------
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                          LOANS AND PRINCIPAL PAYMENTS

---------------------------------- ------------------ ==================
        UNPAID PRINCIPAL
             BALANCE
---------------------------------- ------------------ ==================
      BASE             LIBO                               NOTATION
      RATE             RATE              TOTAL             MADE BY
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